SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 28, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
          Servicing Agreement, dated as of May 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-10)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

     New Jersey              33-5042             21-0627285
  (State or other          (Commission        (I.R.S. Employer
  jurisdiction of          File Number)      Identification No.)
   incorporation)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




                  Registrant's telephone number,
                including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On May 28, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-10 (the "Certificates"), consisting of two groups of Certificates (the "Pool 1 Certificates" and the "Pool 2 Certificates"), each evidencing beneficial ownership interests in a distinct trust fund (each, a "Trust Fund"). The assets of each Trust Fund consist primarily of a distinct pool ("Pool 1" and "Pool 2", respectively, and each a "Mortgage Pool") of conventional, fixed-rate, first-lien, fully-amortizing, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated May 26, 1998.

The original principal balance of each Class of the Pool 1
Certificates is as follows:

               Class 1-A1          $100,043,000.00
               Class 1-A2           $35,000,000.00
               Class 1-A3           $28,530,000.00
               Class 1-A4                      (1)
               Class 1-A5          $192,900,000.00
               Class 1-A6           $23,050,000.00
               Class 1-A7           $13,148,000.00
               Class 1-A8            $1,140,000.00
               Class 1-A9            $8,528,000.00
               Class 1-A10          $79,991,000.00
               Class 1-R                   $100.00
               Class 1-RL                  $100.00
               Class 1-PO              $634,122.96
               Class 1-M             $9,307,000.00
               Class 1-B1            $4,025,000.00
               Class 1-B2            $2,264,000.00
               Class 1-B3            $2,012,000.00
               Class 1-B4            $1,006,000.00
               Class 1-B5            $1,510,285.33
                                   ---------------
               Total:              $503,088,608.29

---------------

(1)  The Class 1-A4 Certificates are issued with an initial
     Notional Principal Balance of $4,257,748.00.


The initial Pool 1 Junior Percentage and initial Pool 1 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Pool 1 Certificates are $175,525.00, $5,030,886.00 and $5,336,058.00, respectively, representing approximately .0300%, 1.0000%, and 1.0600%, respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of May 1, 1998 (the "Cut-off Date").

POOL 2


The original principal balance of each Class of the Pool 2
Certificates is as follows:

               Class 2-A1           $31,765,000.00
               Class 2-A2           $29,935,000.00
               Class 2-A3           $53,635,000.00
               Class 2-A4              $800,000.00
               Class 2-A5            $1,400,000.00
               Class 2-A6           $20,150,000.00
               Class 2-A7            $9,315,000.00
               Class 2-R                   $100.00
               Class 2-PO              $471,919.68
               Class 2-M             $1,360,000.00
               Class 2-B1              $755,000.00
               Class 2-B2              $378,000.00
               Class 2-B3              $604,000.00
               Class 2-B4              $227,000.00
               Class 2-B5              $302,822.51
                                   ---------------
               Total:              $151,098,842.19


The initial Pool 2 Junior Percentage and initial Pool 2 Senior Percentage are approximately 2.40% and 97.60%, respectively. The "Pool 2 Bankruptcy Loss Amount", the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Pool 2 Certificates are $100,000.00, $1,510,988.00 and $2,012,259.00, respectively, representing approximately .0700%, 1.0000%, and 1.3300%, respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of the Cut-off Date.

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1

Pool 1 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans ( the "Pool 1
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $503,088,608.29.

The interest rates (the "Mortgage Rates") borne by the 1,627 Pool 1 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.3750% to 9.1250% and the weighted average Mortgage Rate of the Pool 1 Mortage Loans as of the Cut-off Date is 7.4214% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $39,700.00 to $1,300,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $309,212.42, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is August 1995, and the latest scheduled maturity date of any such Mortgage Loan is May 2028. The weighted average loan-to-value ratio of the Pool 1 Mortgage Loans as of the Cut-off Date is 75.1372%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 1 Mortgage Loans:

                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
MORTGAGE         # OF                  AS OF         AGGREGATE
   RATES        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------
 6.3750%            1            $245,044.03           0.0487%
 6.5000%            4            $941,850.48           0.1872%
 6.6250%            9          $1,840,441.22           0.3658%
 6.7500%           16          $4,477,103.25           0.8899%
 6.8750%           63         $19,358,798.33           3.8480%
 7.0000%          101         $30,626,767.19           6.0877%
 7.1250%          113         $35,181,396.31           6.9931%
 7.2500%          245         $79,633,244.14          15.8289%
 7.3750%          293         $88,443,740.48          17.5802%
 7.5000%          317        $100,420,521.22          19.9607%
 7.6250%          195         $60,625,901.49          12.0507%
 7.6500%            3          $1,166,458.28           0.2319%
 7.7000%            2            $544,824.66           0.1083%
 7.7500%          125         $38,086,233.11           7.5705%
 7.8750%           71         $20,359,945.95           4.0470%
 7.9000%            1            $227,209.06           0.0452%
 7.9500%            2            $491,578.78           0.0977%
 8.0000%           31          $8,807,646.23           1.7507%
 8.0500%            1            $548,523.96           0.1090%
 8.1000%            2            $558,252.49           0.1110%
 8.1250%           12          $4,376,437.88           0.8699%
 8.2500%            9          $3,639,212.38           0.7234%
 8.3750%            6          $1,545,697.97           0.3072%
 8.5000%            2            $752,908.36           0.1497%
 8.7500%            1             $86,400.26           0.0172%
 9.0000%            1             $47,600.00           0.0095%
 9.1250%            1             $54,870.78           0.0109%
                -----        ---------------         ---------
   Total        1,627        $503,088,608.29         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 1 Mortgage Loans :

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE          BALANCE
    --------          -----        ------------        ---------
      $0 - 227,150      164      $24,163,688.83          4.8031%
$227,151 - 250,000      222      $53,544,112.78         10.6431%
$250,001 - 300,000      564     $154,591,909.96         30.7285%
$300,001 - 350,000      276      $89,142,225.48         17.7190%
$350,001 - 400,000      175      $65,799,574.04         13.0791%
$400,001 - 450,000       88      $37,356,876.26          7.4255%
$450,001 - 600,000       94      $48,065,257.17          9.5540%
$600,001 - 650,000       36      $22,715,239.82          4.5152%
$650,001 - 1,000,000+     8       $7,709,723.95          1.5325%
                      -----     ---------------        ---------
            Total     1,627     $503,088,608.29        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 1
Mortgage Loan, as of the Cut-off Date, is $1,299,035.21.

The smallest outstanding Scheduled Principal Balance of any Pool
1 Mortgage Loan, as of the Cut-off Date, is $39,626.08.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 1 Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1995            1            $347,799.98           0.0691%
       1997           53         $17,429,938.06           3.4646%
       1998        1,573        $485,310,870.25          96.4663%
                   -----        ---------------         ---------
      Total        1,627        $503,088,608.29         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 1 Mortgage Loans at origination:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          53      $16,068,332.93          3.1939%
50.001 - 60.00          93      $31,884,345.98          6.3377%
60.001 - 70.00         224      $72,647,643.47         14.4403%
70.001 - 75.00         273      $89,896,903.93         17.8690%
75.001 - 80.00         722     $221,809,920.36         44.0898%
80.001 - 85.00          33       $9,157,442.55          1.8202%
85.001 - 90.00         146      $40,907,140.05          8.1312%
90.001 - 95.00          83      $20,716,879.02          4.1179%
                     -----     ---------------        ---------
     Total           1,627     $503,088,608.29        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 1 Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
TYPE OF               # OF                AS OF         AGGREGATE
DWELLING             LOANS         CUT-OFF DATE           BALANCE
--------             -----         ------------         ---------
Single-family
 detached            1,498      $468,563,781.97          93.1375%
Single-family
 attached               57       $15,715,132.21           3.1237%
Condominium             54       $13,032,423.14           2.5905%
2 - 4 Family Units      15        $5,095,451.31           1.0128%
Co-op                    3          $681,819.66           0.1355%
                     -----      ---------------         ---------
Total                1,627      $503,088,608.29         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 1 Mortgage Loans as represented by the mortgagors at origination:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
                      # OF                AS OF         AGGREGATE
OCCUPANCY            LOANS         CUT-OFF DATE           BALANCE
---------            -----         ------------         ---------
Owner Occupied       1,581      $490,374,250.06          97.4727%
Vacation                29        $9,336,057.94           1.8558%
Investment              17        $3,378,300.29           0.6715%
                     -----      ---------------         ---------
Total                1,627      $503,088,608.29         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  5          $1,520,034.90         0.3021%
Arizona                 26          $7,304,801.18         1.4520%
Arkansas                 1            $252,623.29         0.0502%
California             784        $250,184,354.13        49.7296%
Colorado                40         $11,631,934.88         2.3121%
Connecticut             20          $6,629,479.45         1.3178%
Delaware                 2            $542,687.93         0.1079%
District Of Columbia     4          $1,285,751.06         0.2556%
Florida                 30          $8,997,751.89         1.7885%
Georgia                 38         $11,903,882.35         2.3662%
Hawaii                   5          $1,503,759.88         0.2989%
Illinois                43         $13,541,712.24         2.6917%
Indiana                  6          $1,804,522.40         0.3587%
Iowa                     1            $236,000.00         0.0469%
Kentucky                 4          $1,128,821.63         0.2244%
Louisiana                4          $1,236,793.72         0.2458%
Maine                    1            $560,000.00         0.1113%
Maryland                62         $18,923,794.77         3.7615%
Massachusetts           67         $19,763,440.91         3.9284%
Michigan                35         $11,087,900.17         2.2040%
Minnesota               17          $6,251,612.37         1.2426%
Mississippi              1            $260,000.00         0.0517%
Missouri                 3          $1,063,124.90         0.2113%
Montana                  1            $325,258.44         0.0647%
Nevada                  12          $3,337,389.41         0.6634%
New Jersey              82         $24,254,088.23         4.8210%
New Mexico               3            $579,613.57         0.1152%
New York                30          $9,758,057.51         1.9396%
North Carolina          10          $2,836,003.48         0.5637%
Ohio                    12          $3,418,008.24         0.6794%
Oklahoma                 2            $610,142.50         0.1213%
Oregon                  12          $3,473,424.04         0.6904%
Pennsylvania            39         $11,620,196.85         2.3098%
Rhode Island             3            $662,565.78         0.1317%
South Carolina           9          $3,547,989.70         0.7052%
South Dakota             1            $320,000.00         0.0636%
Tennessee                3            $840,339.37         0.1670%
Texas                   63         $17,952,518.52         3.5685%
Utah                     7          $2,113,309.56         0.4201%
Vermont                  3            $909,483.15         0.1808%
Virginia               102         $28,814,775.19         5.7276%
Washington              29          $8,752,036.41         1.7397%
Wisconsin                5          $1,348,624.29         0.2681%
                     -----        ---------------       ---------
Total                1,627        $503,088,608.29       100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     1 Mortgage Loans:

                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
 YEAR OF         # OF                  AS OF         AGGREGATE
MATURITY        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------
    2018           17          $3,055,382.54           0.6073%
    2023           11          $3,232,745.97           0.6426%
    2025            3            $930,806.12           0.1850%
    2027           33         $10,462,241.35           2.0796%
    2028        1,563        $485,407,432.31          96.4855%
                -----        ---------------         ---------
   Total        1,627        $503,088,608.29         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 1
     Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
PURPOSE               # OF                AS OF         AGGREGATE
OF LOAN              LOANS         CUT-OFF DATE           BALANCE
-------              -----         ------------         ---------
Purchase               617      $186,527,858.70          37.0765%
Rate Term/Refinance    822      $257,345,855.44          51.1532%
Cash-out Refinance     188       $59,214,894.15          11.7703%
                     -----      ---------------         ---------
Total                1,627      $503,088,608.29         100.0000%

Pool 2

Pool 2 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans (the "Pool 2 Mortage Loans") evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $151,098,842.19.

The interest rates (the "Mortgage Rates") borne by the 460 Pool 2 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.1250% to 8.1250% and the weighted average Mortgage Rate of the Pool 2 Mortgage Loans as of the Cut-off Date is 7.0743% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $42,000.00 to $987,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $328,475.74, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is August 1997, and the latest scheduled maturity date of any such Mortgage Loan is May 2013. The weighted average loan-to-value ratio of the Pool 2 Mortgage Loans as of the Cut-off Date is 69.3108%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 2 Mortgage Loans:

                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
MORTGAGE         # OF                  AS OF         AGGREGATE
   RATES        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------
 6.1250%            2            $414,000.00           0.2740%
 6.2500%            5          $1,636,306.18           1.0829%
 6.3750%            5          $1,562,750.16           1.0343%
 6.5000%           17          $4,888,239.16           3.2351%
 6.6250%           13          $3,878,614.91           2.5669%
 6.7500%           26          $7,694,027.41           5.0921%
 6.8750%           69         $21,556,710.29          14.2666%
 7.0000%           91         $29,895,944.50          19.7857%
 7.1250%           85         $28,036,555.13          18.5551%
 7.2500%           66         $22,182,614.17          14.6809%
 7.3750%           49         $18,519,847.00          12.2568%
 7.5000%           20          $6,256,310.36           4.1405%
 7.6250%            7          $2,892,429.85           1.9143%
 7.7500%            3          $1,192,073.97           0.7889%
 7.8750%            1            $248,272.41           0.1643%
 8.1250%            1            $244,146.69           0.1616%
                -----        ---------------         ---------
   Total          460        $151,098,842.19         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 2 Morrtgage Loans:

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE          BALANCE
    --------          -----        ------------        ---------
      $0 - 227,150       67       $9,215,585.31          6.0990%
$227,151 - 250,000       44      $10,666,222.42          7.0591%
$250,001 - 300,000      132      $36,516,884.05         24.1677%
$300,001 - 350,000       70      $22,750,707.82         15.0568%
$350,001 - 400,000       42      $15,890,077.44         10.5163%
$400,001 - 450,000       31      $13,297,585.61          8.8006%
$450,001 - 600,000       51      $25,967,109.85         17.1855%
$600,001 - 650,000       10       $6,337,757.04          4.1944%
$650,001 - 1,000,000+    13      $10,456,912.65          6.9206%
                      -----     ---------------        ---------
            Total       460     $151,098,842.19        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 2
Mortgage Loan, as of the Cut-off Date, is $987,000.00.

The smallest outstanding Scheduled Principal Balance of any Pool
2 Mortgage Loan, as of the Cut-off Date, is $42,000.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 2 Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1997           10          $3,637,673.99           2.4075%
       1998          450        $147,461,168.20          97.5925%
                   -----        ---------------         ---------
      Total          460        $151,098,842.19         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 2 Mortgage Loans at origination:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          44      $12,253,330.54          8.1095%
50.001 - 60.00          55      $18,124,746.99         11.9953%
60.001 - 70.00          98      $36,033,594.75         23.8477%
70.001 - 75.00          90      $31,570,493.45         20.8939%
75.001 - 80.00         149      $46,254,422.49         30.6120%
80.001 - 85.00           5       $1,283,365.08          0.8494%
85.001 - 90.00          17       $5,173,497.54          3.4239%
90.001 - 95.00           2         $405,391.35          0.2683%
                     -----     ---------------        ---------
     Total             460     $151,098,842.19        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 2 Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
TYPE OF               # OF                AS OF         AGGREGATE
DWELLING             LOANS         CUT-OFF DATE           BALANCE
--------             -----         ------------         ---------
Single-family
 detached              414      $136,146,200.61          90.1040%
Single-family
 attached               20        $7,205,030.86           4.7684%
Condominium             21        $6,322,366.37           4.1843%
2 - 4 Family Units       3        $1,081,189.50           0.7156%
Co-op                    2          $344,054.85           0.2277%
                     -----      ---------------         ---------
Total                  460      $151,098,842.19         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 2 Mortgage Loans as represented by the mortgagors at origination:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
                      # OF                AS OF         AGGREGATE
OCCUPANCY            LOANS         CUT-OFF DATE           BALANCE
---------            -----         ------------         ---------
Owner Occupied         442      $145,352,745.09          96.1971%
Vacation                17        $5,518,546.29           3.6523%
Investment               1          $227,550.81           0.1506%
                     -----      ---------------         ---------
Total                  460      $151,098,842.19         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  2            $975,957.72         0.6459%
Arizona                  4          $1,273,807.77         0.8430%
California             134         $48,158,545.44        31.8720%
Colorado                17          $5,858,117.09         3.8770%
Connecticut             10          $4,249,246.58         2.8122%
Delaware                 1            $245,600.00         0.1625%
District Of Columbia     2            $470,023.33         0.3111%
Florida                 14          $4,551,643.69         3.0124%
Georgia                 11          $3,851,973.79         2.5493%
Idaho                    1             $72,562.74         0.0480%
Illinois                27          $9,002,603.24         5.9581%
Indiana                  2            $541,134.47         0.3581%
Kentucky                 4          $1,290,476.20         0.8541%
Louisiana                8          $2,983,994.85         1.9749%
Maine                    1             $99,697.99         0.0660%
Maryland                16          $4,854,757.32         3.2130%
Massachusetts           29          $9,698,533.60         6.4187%
Michigan                 1            $272,138.69         0.1801%
Minnesota                7          $2,084,448.97         1.3795%
Missouri                 8          $2,249,655.55         1.4889%
Nevada                   3            $770,305.39         0.5098%
New Jersey              35          $8,496,245.39         5.6230%
New Mexico               1            $210,000.00         0.1390%
New York                13          $4,449,716.32         2.9449%
North Carolina           5          $1,583,894.89         1.0483%
North Dakota             1            $267,163.62         0.1768%
Ohio                    11          $3,896,464.12         2.5788%
Oklahoma                 3            $722,552.66         0.4782%
Oregon                   4          $1,290,489.00         0.8541%
Pennsylvania            21          $6,728,007.92         4.4527%
Rhode Island             3          $1,166,349.70         0.7719%
South Carolina           2            $545,445.52         0.3610%
Tennessee                3            $745,435.31         0.4933%
Texas                   20          $5,546,055.36         3.6705%
Utah                     2            $725,267.01         0.4800%
Virginia                20          $6,337,559.16         4.1943%
Washington               6          $2,009,309.08         1.3298%
Wisconsin                8          $2,823,662.71         1.8688%
                     -----        ---------------       ---------
Total                  460        $151,098,842.19       100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     2 Mortgage Loans:

                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
 YEAR OF         # OF                  AS OF         AGGREGATE
MATURITY        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------
    2008           12          $3,095,654.68           2.0488%
    2010            1            $265,821.70           0.1759%
    2012            7          $2,537,844.35           1.6796%
    2013          440        $145,199,521.46          96.0957%
                -----        ---------------         ---------
   Total          460        $151,098,842.19         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 177 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 2
     Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
PURPOSE               # OF                AS OF         AGGREGATE
OF LOAN              LOANS         CUT-OFF DATE           BALANCE
-------              -----         ------------         ---------
Purchase                93       $31,686,465.07          20.9707%
Rate Term/Refinance    304       $99,712,157.91          65.9913%
Cash-out Refinance      63       $19,700,219.21          13.0380%
                     -----      ---------------         ---------
Total                  460      $151,098,842.19         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of May 26, 1998, for certain of the Series 1998-10 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc.


1.2 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of May 26, 1998, for certain of the Series 1998-10 Certificates between GE Capital Mortgage Services, Inc. and Salomon Brothers Inc.

4.1     The Pooling and Servicing Agreement for the Series
        1998-10 Certificates, dated as of May 1, 1998, between GE
        Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





        Pursuant to the requirements of the Securities
        Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           GE Capital Mortgage Services, Inc.



                           By:      /s/ Syed W. Ali
                              ------------------------------
                           Name:   Syed W. Ali
                           Title:  Vice President



Dated as of May 28, 1998

                            SIGNATURES





        Pursuant to the requirements of the Securities
        Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           GE Capital Mortgage Services, Inc.



                           By:
                              ------------------------------
                           Name:   Syed W. Ali
                           Title:  Vice President



Dated as of May 28, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


-----------------------------------------------------------------
 EXHIBIT NO.         DESCRIPTION                         PAGE
-----------------------------------------------------------------

     1.1      The Underwriting Agreement, dated as
              of May 22, 1996, and the related Terms
              Agreement, dated as of May 26, 1998,
              for certain of the Series 1998-10
              Certificates between GE Capital
              Mortgage Services, Inc. and Lehman
              Brothers Inc.
     1.2
              The Underwriting Agreement, dated as
              of October 23, 1995, and the related
              Terms Agreement, dated as of May 26,
              1998, for certain of the Series
              1998-10 Certificates between GE
              Capital Mortgage Services, Inc. and
              Salomon Brothers Inc.

     4.1      The Pooling and Servicing Agreement
              for the Series 1998-10 Certificates,
              dated as of May 1, 1998, between
              GE Capital Mortgage Services, Inc.,
              as seller and servicer, and State
              Street Bank and Trust Company, as
              trustee.

-----------------------------------------------------------------